Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

      The undersigned executive officers of First Defiance Financial Corp. (the "Registrant") hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2004 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                             By: /s/ William J. Small
                                                 -------------------------------
                                                 Name:  William J. Small
                                                 Title: President and Chief
                                                          Executive Officer


                                             By: /s/ John C. Wahl
                                                 -------------------------------
                                                 Name:  John C. Wahl
                                                 Title: Executive Vice President
                                                          and Chief Financial
                                                          Officer

Date: March 10, 2006